PROXY
                      COMMERCIAL BANKSHARES, INC.
               1550 SW 57th Avenue, Miami, Florida  33144

                         This Proxy is solicited
                  on behalf of the Board of Directors

   The undersigned hereby appoints JOSEPH W. ARMALY and JACK J. PARTAGAS, or any of them, with power of substitution, as proxies of the undersigned (the "Proxy"), and hereby authorizes him to represent and to vote, as specified below, all of the shares of Common Stock of the undersigned held of record by the undersigned on March 11, 2003, at the Annual Meeting of Shareholders of Commercial Bankshares, Inc. (the "Company") on April 24, 2003, and at all adjournments thereof (the "Annual Meeting"), on the matters set forth below AND TO VOTE IN HIS DISCRETION FOR THE TRANSACTION OF SUCH OTHER BUSINESS AS MAY COME BEFORE THE ANNUAL MEETING.

   WHEN PROPERLY EXECUTED AND RETURNED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED, IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS SET FORTH ON THIS PROXY CARD. A VOTE TO ABSTAIN WILL NOT BE COUNTED TOWARDS THE REQUISITE AFFIRMATIVE VOTE TO APPROVE SUCH PROPOSALS.

   PLEASE COMPLETE, SIGN AND DATE THIS PROXY ON THE REVERSE SIDE, AND MAIL IT PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.
   __________________________________________________________________

Address Change/Comments (Mark the corresponding box on the reverse side)
        ____________________________________________________

        ____________________________________________________

        ____________________________________________________

        ____________________________________________________


Please Mark Here for Address Change or Comments        |___|


1. Election of Directors:
   _____________________

   NOMINEES:  01 Joseph W. Armaly
              02 Jack J. Partagas
              03 Cromwell A. Anderson
              04 Richard J. Bischoff
              05 Robert Namoff
              06 Sherman Simon
              07 Michael W. Sontag
              08 Martin Yelen

       FOR ALL                  WITHHOLD
   Nominees listed             AUTHORITY
(except as indicated        to vote for all
   to the contrary)         nominees listed
   _______________          _______________

        |___|                    |___|

Instructions:  (To withhold authority to vote for any nominee, write the name of the nominee below.)

  ________________________________________________________________


2.  Amendment to Articles of Incorporation:
    ______________________________________

To approve an amendment to the Articles of Incorporation to increase the number of authorized shares of Common Stock from 6,250,000 to 15,000,000.


       FOR       AGAINST     ABSTAIN

      |____|      |____|      |____|


3.  Other Business:
    ______________

In his discretion, the Proxy is authorized to vote on such other business as may properly come before the Annual Meeting or any adjournment or postponement therof.

       FOR       AGAINST     ABSTAIN

      |____|      |____|      |____|



I PLAN TO ATTEND THE ANNUAL MEETING   |____|


The undersigned acknowledges receipt of the accompanying Notice of Annual Meeting of Shareholders to be held on April 24, 2003 and the Proxy Statement for such meeting, along with the Company's Annual Report for the year ended December 31, 2002.


 Dated: _______________________________________________, 2003

 ____________________________________________________________
 Name (please print)

 ____________________________________________________________
 Title

 ____________________________________________________________
 Company

 ____________________________________________________________
 Signature


Your signature should appear exactly as your name appears in the space above. For joint accounts, both should sign. When signing in a fiduciary or representative capacity, please give your fill title as such. If a corporation or partnership, sign in full corporate or partnership name by authorized officer or partner.